UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 9, 2015

 GALENA BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4640 S.W. Macadam Avenue Suite 270 Portland, Oregon 97239
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 855-4253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously reported by Galena Biopharma Inc. (“we,” “us,” “our,” and the “company”) in its Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 5, 2015, following an inspection of our Portland, Oregon facility in November 2014, the U.S. Food and Drug Administration (the “FDA”) issued a Form 483 Notice of Inspectional Observations (the “Form 483 Notice”) noting deficiencies pertaining to post-marketing adverse drug experience reporting and current good manufacturing practices for Abstral and Zuplenz, our only approved products. We responded to the Form 483 Notice in a letter dated December 11, 2014. In conjunction with our response to the FDA, we initiated a number of programs and corrective actions to address the FDA's observations.

On April 6, 2015, we received a Warning Letter from the FDA relating to certain of the matters originally identified in the Form 483 Notice. Specifically, the Warning Letter cites deficiencies in our response letter related to the adequacy of our written procedures for the surveillance, receipt, evaluation, and reporting of post-marketing adverse drug experiences from all sources, and the failure to report each adverse drug experience not reported under 21 CFR 314.80(c)(1)(i) at quarterly intervals.

The Warning Letter will be posted on the FDA’s website at www.fda.gov and, once posted, will be available for viewing. We have 15 business days to respond to the Warning Letter, and intend to fully respond in a timely manner.

We do not expect any interruption in our commercial operations or impact on our 2015 financial guidance as a result of the Warning Letter. However, we cannot give any assurances that the FDA will be satisfied with our response to the Warning Letter or our proposed resolution of the outstanding issues cited by the FDA. Until the issues are corrected, we may be subject to additional regulatory action by the FDA, including the possible withholding or delay of approval of any FDA applications, seizures of our products, and injunctive and civil monetary penalties. Any such actions could disrupt our ongoing business and operations and potentially have a material, adverse impact on our financial condition and operating results.

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated impact of the FDA’s Warning Letter on our company. We caution that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond our control that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, additional actions by or requests from the FDA. Additional information concerning other factors is contained under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC, which are incorporated herein by reference. We undertake no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALENA BIOPHARMA, INC.

Date:	April 9, 2015	By:	/s/ Mark W. Schwartz
Mark W. Schwartz Ph.D. President and Chief Executive Officer